UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2024

Reliant Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8605 Santa Monica Boulevard, PMB 36522, Los Angeles, CA 90069

(Address of principal executive offices)

Registrant’s telephone number, including area code (512) 407-2623

_________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RELT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Reliant Holdings, Inc. is referred to herein as the “Company,” “we,” “our,” or “us.”

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 9, 2025, the Board of Directors accepted the resignation of Mr. Claude Zdanow from his position as President of Reliant Holdings, Inc. (the “Company”), effective as of December 2, 2024. Mr. Zdanow shall remain in his positions as Chief Executive Officer and Director of the Company.

Effective on December 2, 2024, the Board of Directors appointed Mr. Christopher Becker as President of the Company.

On December 1, 2024, the Board of Directors appointed Ms. Patricia Kaelin, CPA, as Chief Financial Officer of the Company.

Mr. Zdanow has reviewed this filing and have submitted no additional comment.

Biographical Information

Mr. Christopher Becker joins the Company as President with over 7 years of experience in strategic leadership. Mr. Becker was previously the President of Integrum Group, LLC., now a wholly owned subsidiary of the Company beginning in January 2023, where he was responsible for strategic leadership, operational oversight, managing mergers and acquisitions, agency support and development, stakeholder management, and team leadership and development. Prior to that, Mr. Becker worked at various companies specializing in managing mergers and acquisitions, consulting on digital marketing, and developing and growing company goals and revenues. He has a Bachelor of Science in Communications Disorders from Eastern Kentucky University.

Ms. Patricia Kaelin is a member of the American Institute of Certified Public Accountants and has a proven track record as a CFO of public and private companies. She graduated from California State University, Fullerton with a Bachelors in Business Administration with a concentration in Accounting. Ms. Kaelin went on to spend seven years in Public Accounting and obtained her CPA certificate. She has more than 25 years of experience on executive teams, growing companies profitably as the leader of financial management, strategic planning and financial reporting. She has served as CFO for a number of large privately held companies, including a company with over $1B in revenue. Ms. Kaelin also has expertise in global companies, mergers and acquisitions, corporate restructuring, capital markets and debt financing.

Litigation

During the past ten years, neither Mr. Becker nor Ms. Kaelin have been the subject of the following events:

1. A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2. Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii) Engaging in any type of business practice; or

iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

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4. The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5. Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6. Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of:

i) Any Federal or State securities or commodities law or regulation; or

ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Plans, Contracts or Other Arrangements

There are currently no material plans, contracts, or other arrangements with the new appointees.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 23, 2024, pursuant to the Definitive Information Statement on Schedule 14(c) as filed with the Securities Exchange Commission (“SEC”) on December 2, 2024, the Company filed with the Secretary of State for Nevada a Certificate of Amendment to the Articles of Incorporation of the Company wherein the authorized number of common stock of the Company was increased to 450,000,000 shares, having a par value of $0.001 per share.

Additionally, pursuant to the Definitive Information Statement on Schedule 14(c) as filed with the SEC on August 23, 2024, the Certificate of Amendment amended Article VIII to state that “Any action required to be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall have been signed by the holder or holders of a majority of the shares entitled to vote with respect to the action that is the subject of the consent.”

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

3.1	Amended and Restated Articles of Incorporation of Reliant Holdings, Inc.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SPACE LEFT INTENTIONALLY BLANK. SIGNATURE TO FOLLOW.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliant Holdings, Inc.
(Registrant)

Date: January 10, 2025	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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